UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-5754
                                                      --------

                      Colonial High Income Municipal Trust
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                One Financial Center, Boston, Massachusetts 02111
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
               --------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                    -------------------
Date of fiscal year end:   11/30/2004
                          ------------------

Date of reporting period:  11/30/2004
                          ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

COLONIAL HIGH INCOME MUNICIPAL TRUST      ANNUAL REPORT

NOVEMBER 30, 2004



[photo of colonial-style building]





NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GURANTEE

PRESIDENT'S MESSAGE



Dear Shareholder:

In 2004, Colonial Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe offer significant potential benefits for our shareholders. First, some funds may be merged in order to eliminate redundancies, others may be liquidated and fund management teams will be aligned to maximize performance potential. You will receive more detailed information about these changes if your fund is affected and you may be asked to vote on certain fund changes. In this matter, your timely response will enable us to implement the changes in 2005.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the good has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success.

In the pages that follow, you'll find a detailed report from the fund's manager or managers on key factors that influenced your fund's performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor.

As always, we thank you for choosing Colonial Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher L. Wilson

Christopher L. Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.




Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

PORTFOLIO MANAGER'S REPORT




PRICE PER SHARE AS OF 11/30/04  ($)

Net asset value          6.39
-----------------------------
Market price             6.43
-----------------------------


1-YEAR TOTAL RETURN AS
OF 11/30/04 (%)

Net asset value          4.80
-----------------------------
Market price             7.44
-----------------------------

Lipper High Yield Municipal
Debt Funds Category average   7.64
----------------------------------

All results shown assume reinvestment of distributions.


DISTRIBUTIONS DECLARED
PER COMMON SHARE
12/01/03- 11/30/04 ($)
                         0.48
-----------------------------

A portion of the trust's income may be subject to the alternative minimum tax. The trust may at times purchase tax-exempt securities at a discount from their original issue price. Some or all of this discount may be included in the trust's ordinary income, and any market discount is taxable when distributed.


TOP 5 SECTORS AS OF 11/30/04 (%)

Local general obligations  13.2
-------------------------------
Hospitals                  11.7
-------------------------------
Multi-family                8.0
-------------------------------
Continuing care retirement  6.7
-------------------------------
Investor owned utilities    6.4
-------------------------------


QUALITY BREAKDOWN
AS OF 11/30/04 (%)

AAA                      27.9
-----------------------------
AA                        2.2
-----------------------------
A                        11.2
-----------------------------
BBB                      22.5
-----------------------------
BB                        4.1
-----------------------------
B                         0.7
-----------------------------
CCC                       0.2
-----------------------------
CC                        0.1
-----------------------------
Non-rated                29.8
-----------------------------
Cash equivalents          1.3
-----------------------------

Sector and quality breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the lowest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. The majority of the bonds that are non-rated are considered by the advisor to be of non-investment grade quality.

Because the trust is actively managed, there is no guarantee that the trust will continue to invest in these sectors or maintain this quality breakdown in the future.




For the 12-month period ended November 30, 2004, Colonial High Income Municipal Trust generated a total return of 7.44%, based on its market price. Changes in the market price of the trust's shares reflect investor demand and are not necessarily linked directly to changes in the trust's net asset value. The trust returned 4.80%, based on investment at net asset value. The trust came out behind its peer group, the Lipper High Yield Municipal Debt Funds Category, which averaged a 7.64% return.1 The trust's return at net asset value also trailed a customized peer group consisting of nine leveraged closed-end high-yield municipal funds, which on average returned 6.81% over the period. High-yield municipals were top performers as investors searched for yield in a low interest rate environment.

We sold Treasury futures early in the period to help keep the trust's sensitivity to interest rate changes in line with its Lipper peer group. When yields on 10- and 30-year Treasuries fell--and prices rose--this strategy hurt the trust because the Treasury futures fell in value more than the increase in the value of the hedged municipal bonds. Most of this underperformance occurred early in the year. As the year progressed, the trust made up some of its first quarter underperformance.

Leverage increases the duration (sensitivity to interest rates) of the common shares because the trust borrows at a short term rate and invests in long term assets - the duration of those assets is borne by the common shares. Because many of the funds in the Lipper High Yield Municipal Debt Funds Category are not leveraged, we used futures contracts to reduce the duration of the trust to bring its overall sensitivity to interest rates more in line with the average of the Lipper Category. The customized peer group that only includes leveraged closed-end high yield funds has a longer average duration than the Lipper High Yield Municipal Debt Funds Category. Therefore, the trust will have a longer duration but will be less reliant on hedging to bring its duration in line with its peer group and thus will be less subject to volatility related to relative performance of the Treasury market versus the municipal market.

GAINS FROM HIGHER-YIELDING SECTORS

The trust benefited from its holdings in investor owned utilities, which did well as investor concerns finally eased following the Enron scandal. Nevada Power Co. (0.4% of total investments) was one of the trust's top performers, benefiting from a ruling that allowed it to increase the rates it charges customers.2 Pooled multi-family housing and health care also continued to make a positive contribution to performance. In the continuing care retirement sector, bonds such as Kahala Nui Project (0.3% of total investments), a project in Hawaii, rallied nicely as new construction neared completion and residents prepared to move in. However, our





-----------
1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return based on net asset value for mutual funds with similar investment objectives as those of the trust.
2    Holdings are disclosed as of November 30, 2004.
3    On December 14, 2004, the federal funds rate was increased to 2.25%.

holdings of the Woodlawn Nursing Home bonds (0.3% of total investments) underperformed due to reduced cash flow from the project.

USING LEVERAGE TO ADD INCOME

The trust's leverage, which comes from its preferred shares, helped boost income. The trust issued preferred shares in 1999, which allow it to borrow against its underlying investments. We invest the proceeds from the preferred shares in longer maturity, higher-yielding bonds, and then pay out to preferred shareholders a short-term rate influenced by the federal funds rate--the overnight rate at which banks lend each other money. Although the fed funds rate rose from 1.00% to 2.00% during the period,3 the trust benefited because short-term interest rates were still relatively low. We were able to keep the trust's dividend yield stable even as short-term interest rates rose. However, this could change in 2005. In addition, the use of leverage increases the likelihood of share price volatility and market risk.

ENVIRONMENT CONTINUES TO FAVOR HIGH-YIELD BONDS

If the economy continues to grow at a reasonable rate and interest rates rise slightly, we believe that the environment for high-income municipal bonds will remain positive. Bonds with high coupons (or stated interest rates) tend to perform well even when interest rates rise because so much of their total return comes from income. In general, high coupon bonds tend to be less sensitive to interest rate changes. Also, high-yield bonds tend to perform well during periods of economic recovery. We plan to continue trimming AAA-rated bonds, while adding BBB-rated issues in an effort to boost income. Going forward, we also expect to continue to reduce the trust's reliance on Treasury futures.

/s/ Maureen G. Newman

Maureen G. Newman has been the portfolio manager of Colonial High Income Municipal Trust since August 1998. Ms. Newman has managed various other municipal funds for Columbia Management Advisors, Inc. or its predecessors or affiliate organizations since May 1996.




Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results.

The values of fixed-income securities generally move inversely with changes in interest rates such that when interest rates rise, bond values fall and vice versa. Tax-exempt investing offers current tax-free income, but it also involves certain risks. The value of the trust shares will be affected by interest rate changes and the creditworthiness of issues held in the trust. Investing in high-yield securities offers the potential for high current income and attractive total return, but involves certain risks. Lower-rated bond risks include default of the issuer and rising interest rates. Interest income from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations. Please see Federal Income Tax Information.

INVESTMENT PORTFOLIO


November 30, 2004



MUNICIPAL BONDS - 153.3%               PAR (S)    VALUE (S)
-----------------------------------------------------------
EDUCATION - 4.9%
EDUCATION - 3.6%
CA Educational Facilities Authority,
   Loyola Marymount University,
   Series 2001,
   Insured: MBIA
     (a) 10/01/19                    2,025,000      988,868
CA Public Works Board, Lease
   Revenue, UCLA
   Series 2002 A,
   Insured: FSA
     5.375% 10/01/15                 1,010,000    1,110,414
MA Development Finance Agency
   Western New England College,
   Series 2002,
     6.125% 12/01/32                   300,000      313,605
MI Southfield Economic Development
   Corp., Lawrence University,
   Series 1998 A,
     5.400% 02/01/18                 1,000,000    1,016,770
NC Capital Facilities Finance
   Authority, Meredith College,
   Series 2001,
   Insured: AMBAC
     5.125% 06/01/16                 1,000,000    1,074,730
PA State Higher Education Facilities Authority,
   Philadelphia University,
   Series 2004 A,
     5.125% 06/01/25                   600,000      584,040
VT Educational & Health Buildings
   Finance Agency, Norwich University,
   Series 1998,
     5.500% 07/01/21                 1,500,000    1,546,800
WV University, Series 2000 A,
   Insured: AMBAC
     (a) 04/01/19                    1,000,000      503,790
                                                -----------
                               Education Total    7,139,017
                                                -----------
PREP SCHOOL - 1.3%
CA Statewide Community Development
   Authority, Crossroads School for
   Arts & Sciences, Series 1998,
     6.000% 08/01/28 (b)             1,250,000    1,294,738
IL Development Finance Authority
   Latin School of Chicago, Series 1998,
     5.650% 08/01/28                   230,000      233,376
MA Industrial Finance Agency:
   Cambridge Friends School,
   Series 1998,
     5.800% 09/01/28                 1,000,000      951,690
   St. John's High School,
   Series 1998,
     5.350% 06/01/28                   150,000      150,801
                                                -----------
                             Prep School Total    2,630,605
                                                -----------
                               EDUCATION TOTAL    9,769,622
                                                -----------



                                       PAR (S)    VALUE (S)
-----------------------------------------------------------
HEALTH CARE - 40.6%
CONTINUING CARE RETIREMENT - 10.6%
CA Association of Bay Area Governments
   Finance Authority for Nonprofit Corps.,
   Eskaton Gold River Lodge,
   Series 1998:
     6.375% 11/15/15                   660,000      685,938
     6.375% 11/15/28                   550,000      557,150
CA La Verne Certificate of
   Partnership, Brethren
   Hillcrest Home, Series 2003 B,
     6.625% 02/15/25                   690,000      699,101
CA Statewide Community Development
   Authority, Eskaton Village - Grass Valley,
   Series 2000,
     8.250% 11/15/31 (b)               990,000    1,084,337
CT Development Authority, First
   Mortgage Gross Revenue Health Care,
   The Elim Park Baptist, Inc. Project,
   Series 2003,
     5.850% 12/01/33                   660,000      674,725
FL Capital Projects Finance Authority,
   Continuing Care Retirement,
   Glenridge on Palmer Ranch,
   Series 2002 A,
     8.000% 06/01/32                   750,000      776,355
FL Lee County Industrial Development
   Authority, Shell Point Village Project,
   Series 1999 A,
     5.500% 11/15/29                   600,000      581,004
GA Fulton County Residential Care
   Facilities, Canterbury Court Project,
   Series 2004 A,
     6.125% 02/15/34                   750,000      752,843
GA Savannah Economic Development
   Authority, 1st Mortgage, Marshes of
   Skidaway, Series 2003 A,
     7.400% 01/01/34                   465,000      468,343
HI Department of Budget and Finance,
   Kahala Nui Project, Series 2003 A,
     8.000% 11/15/33                 1,000,000    1,066,960
IL Health Facilities Authority,
   Lutheran Senior Ministries,
   Series 2001,
     7.375% 08/15/31                   300,000      301,977
IL Health Facilities Authority,
   Washington & Jane Smith Community,
   Series 2003 A,
     7.000% 11/15/32                   725,000      729,415
KS Manhattan, Meadowlark Hills Retirement
   Home, Series 1999 A,
     6.375% 05/15/20                   650,000      667,862
MA Boston Industrial Development Financing
   Authority, Springhouse, Inc.,
   Series 1988,
     5.875% 07/01/20                   255,000      255,852



See Accompanying Notes to Financial Statements.

November 30, 2004


MUNICIPAL BONDS (CONTINUED)            PAR (S)    VALUE (S)
-----------------------------------------------------------
HEALTH CARE (CONTINUED)
CONTINUING CARE RETIREMENT (CONTINUED)
MA Development Finance Agency,
   Loomis Communities:
   Series 1999 A,
     5.625% 07/01/15                   400,000      395,680
   Series 2002 A,
     6.900% 03/01/32                   100,000      105,834
MD Westminister Economic Development,
   Carroll Lutheran Village, Inc.,
   Series 2004 A:
     5.875% 05/01/21                   500,000      507,575
     6.250% 05/01/34                   250,000      255,065
NH Higher Educational & Health
   Facilities Authority, Rivermead at
   Peterborough, Series 1998:
     5.625% 07/01/18                   500,000      487,825
     5.750% 07/01/28                   500,000      475,790
NJ Economic Development Authority:
   Seabrook Village, Inc., Series 2000 A,
     8.250% 11/15/30                   625,000      681,581
   First Mortgage Winchester Gardens,
   Series 2004 A,
     5.750% 11/01/24                   750,000      770,032
PA County Authority, Dunwoody
   Village, Series 2003 A,
     5.375% 04/01/17                   600,000      633,984
PA Lancaster Industrial Development
   Authority, Garden Spot Village,
   Series 2000 A,
     7.625% 05/01/31                   500,000      529,435
TN Johnson City Health &
   Educational Facilities,
   Appalachian Christian Village,
   Series 2004 A,
     6.250% 02/15/32                   250,000      247,505
TN Metropolitan Government,
   Nashville & Davidson Counties,
   Blakeford at Green
   Hills, Series 1998,
     5.650% 07/01/24                   600,000      565,890
TN Shelby County Health, Educational &
   Housing Facilities Board, Germantown
   Village, Series 2003 A,
     7.250% 12/01/34                   450,000      464,166
TX Abilene Health Facilities Development
   Corp., Sears Methodist Retirement
   Obligation Group:
   Series 1998 A,
     5.900% 11/15/25                 1,000,000      968,240
   Series 2003 A,
     7.000% 11/15/33                   500,000      519,810
TX Houston Health Facilities
   Development Corp., Buckingham
   Senior Living Community, Inc.,
   Series 2004 A,
     7.125% 02/15/34                   500,000      519,235





                                       PAR (S)    VALUE (S)
-----------------------------------------------------------
WI Health & Educational
   Facilities Authority:
   Attic Angel Obligated Group,
   Series 1998,
     5.750% 11/15/27                 1,000,000      922,080
   Clement Manor, Series 1998,
     5.750% 08/15/24                 1,300,000    1,262,274
   Three Pillars Senior Living Communities,
   Series 2003,
     5.750% 08/15/26                   500,000      503,150
   United Lutheran Program for Aging, Inc.,
   Series 1998,
     5.700% 03/01/28                 1,000,000      929,280
                                                -----------
              Continuing Care Retirement Total   21,046,293
                                                -----------
HEALTH SERVICES - 1.7%
CO Health Facilities Authority,
   National Jewish Medical &
   Research Center:
   Series 1998,
     5.375% 01/01/23                   330,000      320,694
   Series 1998 B,
     5.375% 01/01/29                   750,000      707,475
MA Development Finance Agency,
   Boston Biomedical Research Institute,
   Series 1999:
     5.650% 02/01/19                   200,000      193,364
     5.750% 02/01/29                   450,000      443,601
MA Health & Educational Facilities
   Authority, Civic Investments, Inc.,
   Series 1999 A,
     9.000% 12/15/15                 1,000,000    1,140,250
MN Minneapolis & St. Paul Housing &
   Redevelopment Authority, Healthpartners
   Project, Series 2003,
     6.000% 12/01/21                   500,000      527,730
                                                -----------
                         Health Services Total    3,333,114
                                                -----------
HOSPITALS - 18.6%
AR Conway Health Facilities Board,
   Conway Regional Medical Center:
   Series 1999 A,
     6.400% 08/01/29                   425,000      448,792
   Series 1999 B,
     6.400% 08/01/29                 1,000,000    1,054,830
CA Health Facilities Financing
   Authority, Cedars-Sinai Medical Center,
   Series 1999 A,
     6.125% 12/01/30                   750,000      799,995
CA Rancho Mirage Joint Powers
   Financing Authority, Eisenhower
   Medical Center, Series 2004,
     5.625% 07/01/29                 1,000,000    1,034,770
CO Health Facilities Authority:
   Parkview Medical Center, Inc.,
   Series 2001,
     6.600% 09/01/25                   300,000      326,493




See Accompanying Notes to Financial Statements.

November 30, 2004



MUNICIPAL BONDS (CONTINUED)            PAR (S)    VALUE (S)
-----------------------------------------------------------
HEALTH CARE (CONTINUED)
HOSPITALS (CONTINUED)
   Vail Valley Medical Center,
   Series 2004,
     5.000% 01/15/20 (c)               750,000      756,428
FL Orange County Health Facilities
   Authority, Orlando Regional Healthcare,
   Series 2002,
     5.750% 12/01/32                   200,000      210,346
FL South Lake County Hospital District,
   South Lake Hospital Inc., Series 2003,
     6.375% 10/01/34                   500,000      511,290
FL Tampa, H. Lee Moffitt Cancer
   Center, Series 1999 A,
     5.750% 07/01/29                 2,000,000    2,060,080
FL West Orange Healthcare District,
   Series 2001 A,
     5.650% 02/01/22                   525,000      546,079
GA Coffee County Hospital Authority,
   Coffee Regional Medical Center, Inc.,
   Series 2004,
     5.000% 12/01/26                   600,000      584,454
IL Health Facilities Authority:
   Swedish American Hospital,
   Series 2000,
     6.875% 11/15/30                   500,000      549,990
   Thorek Hospital & Medical Center,
   Series 1998,
     5.250% 08/15/18                   600,000      602,298
IL Southwestern Illinois Development
   Authority, Anderson Hospital,
   Series 1999,
     5.500% 08/15/20                   225,000      226,332
IN Health Facility Authority, Community
   Foundation, Northwest Indiana, Inc.,
   Series 2004 A,
     6.000% 03/01/34                   575,000      567,905
LA Public Facilities Authority,
   Touro Infirmary, Series 1999,
     5.625% 08/15/29                   350,000      353,279
MA Health & Educational
   Facilities Authority:
   Jordan Hospital, Series 2003 E,
     6.750% 10/01/33                   500,000      524,330
   Milford-Whitinsville Regional Hospital,
   Series 2002 D,
     6.350% 07/15/32                 1,000,000    1,037,040
MD Health & Higher Education
   Facilities Authority, Adventist Healthcare,
   Series 2003 A:
     5.000% 01/01/16                   400,000      407,292
     5.750% 01/01/25                   600,000      621,864
MI Dickinson County Healthcare System,
   Series 1999,
     5.700% 11/01/18                   750,000      745,410





                                       PAR (S)    VALUE (S)
-----------------------------------------------------------
MI Flint Hospital Building Authority,
   Hurley Medical Center, Series 1998 A,
     5.375% 07/01/20                   450,000      439,313
MN St. Paul Housing & Redevelopment
   Authority, HealthEast Project,
   Series 1997 A,
     5.700% 11/01/15                 1,000,000      987,850
MN Washington County Housing &
   Redevelopment Authority,
   HealthEast, Inc., Series 1998,
     5.250% 11/15/12                 1,300,000    1,287,546
NC Medical Care Commission,
   Stanly Memorial Hospital, Series 1999,
     6.375% 10/01/29                 1,915,000    2,050,314
NH Higher Education Facilities Authority:
   Hospital Revenue, Catholic
   Medical Center,
   Series 2002,
     6.125% 07/01/32                   400,000      410,468
   Littleton Hospital Association, Inc.,
   Series 1998 A,
     6.000% 05/01/28                   625,000      591,094
   Series 1998 B,
     5.900% 05/01/28                   780,000      728,317
NJ Health Care Facilities
   Financing Authority Revenue, Capital
   Health Systems Obligated Group,
   Series, 2003 A,
     5.000% 07/01/23                   650,000      686,680
NV Henderson Healthcare Facility
   Revenue, Catholic Healthcare West,
   Series 1998,
     5.375% 07/01/26                   500,000      502,725
NY State Dormitory Authority Revenue,
   North Shore - Long Island Jewish
   Medical Center, Series 2003,
     5.500% 05/01/33                   300,000      308,532
OH Belmont County, East Ohio
   Regional Hospital, Series 1998,
     5.700% 01/01/13                   900,000      837,459
OH Highland County Joint Township
   Hospital District, Series 1999,
     6.750% 12/01/29                   950,000      914,347
OH Lakewood Hospital Improvement
   Revenue, Lakewood Hospital
   Association, Series 2003,
     5.500% 02/15/14                   600,000      643,524
OH Miami County, Upper Valley
   Medical Center, Inc., Series 1996 A,
     6.375% 05/15/26                 1,000,000    1,042,010
OH Sandusky County, County
   Memorial Hospital,
   Series 1998,
     5.150% 01/01/10                   250,000      254,123






See Accompanying Notes to Financial Statements.

November 30, 2004




MUNICIPAL BONDS (CONTINUED)            PAR (S)    VALUE (S)
-----------------------------------------------------------
HEALTH CARE (CONTINUED)
HOSPITALS (CONTINUED)
PA Allegheny County Hospital
   Development, Ohio Valley General
   Hospital, Series 1998 A,
     5.450% 01/01/28                 1,000,000      944,560
SC Jobs-Economic Development
   Authority, Bon Secours Health
   Systems, Inc.,
   Series 2002 A,
     5.500% 11/15/23                 1,750,000    1,788,500
SC Lexington County Health Services
   District, Inc., Hospital Improvement,
   Series 2003,
     5.500% 11/01/23                   750,000      780,083
SD State Health & Educational
   Facilities Authority Revenue,
   Sioux Valley Hospitals & Health Systems,
   Series 2004 A,
     5.250% 11/01/34                   800,000      797,208
TX Comal County Health Facilities
   Development, McKenna Memorial,
   Series 2002 A,
     6.250% 02/01/32                   500,000      512,435
TX Richardson Hospital Authority,
   Baylor Richardson Medical Center,
   Series 1998,
     5.625% 12/01/28                 1,000,000    1,018,630
TX Tyler Health Facilities Development
   Corp., Mother Frances Hospital,
   Series 2001,
     6.000% 07/01/31                 1,000,000    1,038,150
VA Prince William County Industrial
   Development Authority, Potomac Hospital
   Corp., Series 2003,
     5.200% 10/01/30                   650,000      662,909
VT Educational & Health Buildings
   Finance Agency, Brattleboro
   Memorial Hospital,
   Series 1998,
     5.375% 03/01/28                 1,075,000    1,023,948
WA Health Care Facilities Authority,
   Kadlec Medical Center,
   Series 2001,
   Insured: RAD
     5.875% 12/01/21                   600,000      656,964
WI Health & Educational
   Facilities Authority:
   Aurora Health Care Inc.,
   Series 2003,
     6.400% 04/15/33                   525,000      556,763
   Wheaton Franciscan Services,
   Series 2002,
     5.750% 08/15/30                   600,000      625,842





                                       PAR (S)    VALUE (S)
-----------------------------------------------------------
WI Health & Educational Facilities
   Authority Revenue, Fort HealthCare, Inc.
   Project, Series 2004,
     5.750% 05/01/29                 1,000,000    1,017,400
                                                -----------
                               Hospitals Total   37,076,991
                                                -----------
INTERMEDIATE CARE FACILITIES - 1.3%
IL Health Facilities Financing Authority,
   Hoosier Care, Inc., Series 1999 A,
     7.125% 06/01/34                 1,195,000    1,015,284
IN Health Facilities Financing
   Authority, Hoosier Care, Inc.,
   Series 1999 A,
     7.125% 06/01/34                   150,000      127,442
PA Economic Development
   Financing Authority, Northwestern
   Human Services Inc., Series 1998 A,
     5.250% 06/01/14                 1,500,000    1,368,915
                                                -----------
            Intermediate Care Facilities Total    2,511,641
                                                -----------
NURSING HOMES - 8.4%
AK Juneau, St. Ann's Care Center,
   Series 1999,
     6.875% 12/01/25                 1,250,000    1,254,088
CO Health Facilities Authority:
   American Housing Foundation I, Inc.
   Project, Series 2003,
     8.500% 12/01/31                   470,000      460,060
   Pioneer Healthcare, Series 1989,
     10.500% 05/01/19                1,790,000    1,438,605
   Volunteers of America:
   Series 1998 A:
     5.450% 07/01/08                   200,000      198,010
     5.750% 07/01/20                   865,000      792,686
   Series 1999 A,
     6.000% 07/01/29                   350,000      318,990
IA Finance Authority,
   Care Initiatives Project:
   Series 1996,
     9.250% 07/01/25                   965,000    1,166,048
   Series 1998 B:
     5.750% 07/01/18                   550,000      513,166
     5.750% 07/01/28                 1,475,000    1,287,410
IN Gary Industrial Economic
   Development,
   West Side Health Care Center,
   Series 1987 A,
     11.500% 10/01/17 (d)            1,330,000      665,000
IN Michigan City Health Facilities,
   Metro Health Foundation, Inc. Project,
   Series 1993,
     11.000% 11/01/22 (f)            2,548,643       99,397
MA Development Finance Agency:
   Alliance Health Care Facilities,
   Series 1999,
     7.100% 07/01/32                 1,285,000    1,261,831




See Accompanying Notes to Financial Statements.

November 30, 2004


MUNICIPAL BONDS (CONTINUED)            PAR (S)    VALUE (S)
-----------------------------------------------------------
HEALTH CARE (CONTINUED)
NURSING HOMES (CONTINUED)
   American Health Woodlawn Manor, Inc.:
   Series 2000 A,
     7.750% 12/01/27                 1,533,135      828,292
   Series 2000 B,
     10.250% 06/01/27 (d)(m)           475,907       71,386
MN Sartell, Foundation for Healthcare,
   Series 1999 A,
     6.625% 09/01/29                 1,145,000    1,164,076
PA Chester County Industrial
   Development Authority, RHA Nursing
   Home, Series 2002,
     8.500% 05/01/32                 1,595,000    1,549,590
PA Washington County Industrial
   Development Authority, AHF Project,
   Series 2003,
     7.750% 01/01/29                 1,211,000    1,144,068
TN Metropolitan Government,
   Nashville & Davidson Counties
   Health & Education Facilities,
   AHF Project, Series 2003,
     7.750% 01/01/29                 1,141,000    1,077,937
TX Kirbyville Health Facilities
   Development Corp.,
   Heartway III Project, Series 1997 A,
     10.000% 03/20/18 (e)              668,626      213,960
WA Kitsap County Housing Authority,
   Martha & Mary Nursing Home,
   Series 1996,
   Insured: GNMA
     7.100% 02/20/36                 1,000,000    1,166,670
WI Health & Educational Facilities
   Authority, Metro Health
   Foundation, Inc.,
   Series 1993,
     11.000% 11/01/22 (f)            2,292,618       89,412
                                                -----------
                           Nursing Homes Total   16,760,682
                                                -----------
                             HEALTH CARE TOTAL   80,728,721
                                                -----------

-----------------------------------------------------------
HOUSING - 13.8%
ASSISTED LIVING/SENIOR - 4.4%
DE Kent County, Heritage at Dover,
   Series 1999, AMT
     7.625% 01/01/30                 1,690,000    1,499,892
GA Columbus Housing Authority, The
   Gardens at Calvary, Series 1999,
     7.000% 11/15/19                   495,000      435,666
IL Development Finance Authority,
   Care Institute, Inc., Series 1995,
     8.250% 06/01/25                 1,220,000    1,183,205
MN Roseville, Care Institute, Inc.,
   Series 1993,
     7.750% 11/01/23 (d)             1,740,000    1,131,000






                                       PAR (S)    VALUE (S)
-----------------------------------------------------------
NC Medical Care Commission,
   DePaul Community Facilities Project,
   Series 1999,
     7.625% 11/01/29                 1,445,000    1,490,070
NY Huntington Housing Authority, Gurwin
   Jewish Senior Center, Series 1999:
     5.875% 05/01/19                   700,000      665,840
     6.000% 05/01/29                   775,000      726,803
TX Bell County Health Facilities
   Development Corp., Care Institute, Inc.,
   Series 1994,
     9.000% 11/01/24                 1,670,000    1,533,478
                                                -----------
                  Assisted Living/Senior Total    8,665,954
                                                -----------
MULTI-FAMILY - 9.4%
AZ Maricopa County Industrial Development
   Authority, National Health Facilities,
   Series 1998 A,
   Insured: FSA
     5.100% 01/01/33                 4,500,000    4,504,905
DE Wilmington, Electra Arms Senior
   Association Project, Series 1998, AMT,
     6.250% 06/01/28                   925,000      735,911
FL Broward County Housing Finance
   Authority, Chaves Lake Apartment Project,
   Series 2000, AMT,
     7.500% 07/01/40                   750,000      741,945
FL Clay County Housing Finance Authority,
   Madison Commons Apartments,
   Series 2000 A, AMT,
     7.450% 07/01/40                   740,000      736,581
MN Lakeville, Southfork Apartments Project:
   Series 1989 A,
     9.875% 02/01/20                 2,570,000    2,575,525
   Series 1989 B,
     (a) 02/01/20                      903,000      251,865
MN Robbinsdale Economic Development
   Authority, Broadway Court,
   Series 1999 A,
     6.875% 01/01/26                   500,000      452,530
MN Washington County Housing &
   Redevelopment Authority, Cottages
   of Aspen, Series 1992, AMT,
     9.250% 06/01/22                   980,000    1,002,275
MN White Bear Lake, Birch Lake
   Townhome Project:
   Series 1989 A, AMT,
     10.250% 07/15/19                2,200,000    2,201,804
   Series 1989 B, AMT,
     (a) 07/15/19                      690,000      317,359
NC Medical Care Community,
   Health Care Housing,
   Series 2004 A,
     5.800% 10/01/34                   500,000      494,220



See Accompanying Notes to Financial Statements.

November 30, 2004


MUNICIPAL BONDS (CONTINUED)            PAR (S)    VALUE (S)
-----------------------------------------------------------
HOUSING (CONTINUED)
MULTI-FAMILY (CONTINUED)
NY Nyack Housing Assistance Corp.,
   Nyack Plaza Apartments,
   Series 1979,
   Insured: FHA
     7.375% 06/01/21                   253,005      258,465
Resolution Trust Corp., Pass-Through
   Certificates, Series 1993 A,
     8.500% 12/01/16 (g)               546,075      530,282
TN Franklin Industrial Board, Landings
   Apartment Project, Series 1996 B,
     8.750% 04/01/27                   825,000      844,627
TX Affordable Housing Corp.,
   NHT/GTEX Project, Series 2001 C,
     10.000% 10/01/31 (d)              870,000       30,450
TX Department of Housing &
   Community Affairs, Pebble Brooks
   Apartments, Series 1998, AMT,
   Guarantor: FNMA
     5.500% 12/01/18                 1,000,000    1,048,340
TX El Paso County Housing
   Finance Corp.,
   American Village Communities:
   Series 2000 C,
     8.000% 12/01/32                   385,000      395,033
   Series 2000 D,
     10.000% 12/01/32                  415,000      425,973
VA Alexandria Redevelopment & Housing
   Authority, Courthouse Commons
   Apartments, Series 1990 A, AMT,
     10.000% 01/01/21                1,500,000    1,244,115
                                                -----------
                            Multi-Family Total   18,792,205
                                                -----------
                                 HOUSING TOTAL   27,458,159
                                                -----------

-----------------------------------------------------------
INDUSTRIAL - 7.8%
FOOD PRODUCTS - 1.9%
GA Cartersville Development Authority,
   Anheuser Busch Project,
   Series 1989 A, AMT,
     5.950% 02/01/32                 1,000,000    1,043,350
IN Hammond, American Maize Products Co.,
   Series 1994, AMT,
     8.000% 12/01/24                   510,000      534,898
LA Southern Louisiana Port Commission,
   Cargill, Inc. Project, Series 1997,
     5.850% 04/01/17                 1,000,000    1,050,910
MI Strategic Fund, Michigan
   Sugar Co., Sebewaing Project,
   Series 1998 A,
     6.250% 11/01/15                 1,250,000    1,237,050
                                                -----------
                           Food Products Total    3,866,208
                                                -----------





                                       PAR (S)    VALUE (S)
-----------------------------------------------------------
FOREST PRODUCTS - 3.1%
AL Camden Industrial Development
   Board, Weyerhaeuser Co.,
   Series 2003 B, AMT,
     6.375% 12/01/24                   550,000      590,475
AL Courtland Industrial Development
   Board Environmental Improvement
   Revenue, International Paper Co.,
   Series 2003 B, AMT,
     6.250% 08/01/25                 1,000,000    1,054,250
AL Phenix City Industrial Development
   Board Environmental Improvement
   Revenue, Meadwestvaco Corp.,
   Series 2002 A, AMT,
     6.350% 05/15/35                   550,000      574,678
AR Camden Environmental Improvement,
   International Paper Co.,
   Series 2004 A, AMT,
     5.000% 11/01/18                   250,000      247,643
GA Rockdale County Development
   Authority, Solid Waste Disposal,
   Visy Paper, Inc., Series 1993, AMT,
     7.500% 01/01/26                 1,800,000    1,853,154
MI Delta County Economic
   Development Corp., Environmental
   Import, Mead Westvaco-Escanaba,
   Series 2002 B, AMT,
     6.450% 04/15/23                   450,000      474,066
MS Lowndes County Solid Waste
   Disposal & Pollution Control,
   Weyerhaeuser Co. Project,
   Series 1992 B,
     6.700% 04/01/22                   850,000      999,252
VA Bedford County Industrial Development
   Authority, Nekoosa Packaging Corp.,
   Series 1998, AMT,
     5.600% 12/01/25                   400,000      389,596
                                                -----------
                         Forest Products Total    6,183,114
                                                -----------
MANUFACTURING - 1.0%
IL Will-Kankakee Regional Development
   Authority, Flanders Corp. Precisionaire
   Project, Series 1997, AMT,
     6.500% 12/15/17                   820,000      824,420
TX Trinity River Authority, Texas
   Instruments Project, Series 1996, AMT,
     6.200% 03/01/20                 1,000,000    1,037,720
                                                -----------
                           Manufacturing Total    1,862,140
                                                -----------
METALS & MINING - 0.6%
NV State Department of Business &
   Industry, Wheeling-Pittsburg Steel Corp.,
   Series 1999 A, AMT,
     8.000% 09/01/14 (g)               893,387      798,697




See Accompanying Notes to Financial Statements.

November 30, 2004


MUNICIPAL BONDS (CONTINUED)            PAR (S)    VALUE (S)
-----------------------------------------------------------
INDUSTRIAL (CONTINUED)
METALS & MINING (CONTINUED)
VA Greensville County Industrial
   Development Authority,
   Wheeling-Pittsburg Steel Corp.,
   Series 1999 A, AMT,
     7.000% 04/01/14                   500,000      446,995
                                                -----------
                         Metals & Mining Total    1,245,692
                                                -----------
OIL & GAS - 1.2%
NJ Middlesex County Pollution
   Control Authority
   Revenue, Amerada Hess,
   Series 2004,
     6.050% 09/15/34                   285,000      297,315
TX Gulf Coast Industrial Development
   Authority, Solid Waste Disposal,
   Citgo Petroleum, Series 1998, AMT,
     8.000% 04/01/28                   500,000      552,595
VI Government Refinery Facilities,
   Hovensa Coker
   Project, Series 2002, AMT,
     6.500% 07/01/21 (b)               375,000      406,957
VI Public Finance Authority, Refinery
   Facilities Revenue, Hovensa Refinery:
   Series 2003, AMT,
     6.125% 07/01/22                   525,000      559,550
   Series 2004, AMT
     5.875% 07/01/22                   600,000      630,102
                                                -----------
                               Oil & Gas Total    2,446,519
                                                -----------
                              INDUSTRIAL TOTAL   15,603,673
                                                -----------

-----------------------------------------------------------
OTHER - 11.5%
OTHER - 0.7%
NY Convention Center Operating Corp.,
   Yale Building Project, Series 2003,
     (a) 06/01/08                    1,700,000    1,457,155
                                                -----------
                                   Other Total    1,457,155
                                                -----------
POOL/BOND BANK - 0.4%
MI Municipal Bond Authority, Local
   Government Loan Project,
   Series 2001 A,
   Insured: AMBAC
     5.375% 11/01/17                   750,000      824,557
                                                -----------
                          Pool/Bond Bank Total      824,557
                                                -----------
REFUNDED/ESCROWED (H) - 8.2%
CO Denver City & County Airport,
   Series 1992 C, AMT,
     6.125% 11/15/25                 5,120,000    5,477,739
CT Development Authority,
   Sewer Sludge Disposal Facilities,
   Series 1996, AMT,
     8.250% 12/01/06                   480,000      511,742




                                       PAR (S)    VALUE (S)
-----------------------------------------------------------
GA Forsyth County Hospital Authority,
   Georgia Baptist Healthcare System,
   Series 1998,
     6.000% 10/01/08                   625,000      670,213
ID Health Facilities Authority,
   IHC Hospitals, Inc., Series 1992,
     6.650% 02/15/21                 1,750,000    2,229,658
IL University of Illinois, Series 2001 A,
   Insured: AMBAC
     5.500% 08/15/17                   685,000      774,331
NC Lincoln County, Lincoln County
   Hospital, Series 1991,
     9.000% 05/01/07                   190,000      206,572
NY New York City,
   Series 1997 A,
     7.000% 08/01/07                    40,000       43,700
PA Delaware County, Health Facilities,
   Series 1996:
     6.000% 12/15/16                 1,400,000    1,514,156
     6.000% 12/15/26                 1,000,000    1,076,330
PR Commonwealth of Puerto Rico Public
   Finance Corp., Series 2002 E,
     6.000% 08/01/26                   155,000      181,959
TN Shelby County, Health, Education &
   Housing Facilities Board, Open Arms
   Development Center:
   Series 1992 A,
     9.750% 08/01/19                   805,000      972,496
   Series 1992 C,
     9.750% 08/01/19                   785,000      948,335
TX Board of Regents, University of Texas,
   Series 2001 B,
     5.375% 08/15/18                   650,000      729,086
WV Hospital Finance Authority, Charleston
   Medical Center, Series 2000 A,
     6.750% 09/01/30                   805,000      958,852
                                                -----------
                       Refunded/Escrowed Total   16,295,169
                                                -----------
TOBACCO - 2.2%
CA Golden State Tobacco Securitization
   Authority, Asset Backed:
   Series 2003 A-1,
     6.250% 06/01/33                 1,800,000    1,752,174
   Series 2003 B,
     5.500% 06/01/43                   750,000      776,768
NJ Tobacco Settlement Financing Corp.,
   Series 2003,
     6.750% 06/01/39                 1,500,000    1,496,010
WA Tobacco Settlement Authority,
   Series 2002,
     6.625% 06/01/32                   250,000      245,350
                                                -----------
                                 Tobacco Total    4,270,302
                                                -----------
                                   OTHER TOTAL   22,847,183
                                                -----------



See Accompanying Notes to Financial Statements.

November 30, 2004


MUNICIPAL BONDS (CONTINUED)            PAR (S)    VALUE (S)
-----------------------------------------------------------
OTHER REVENUE - 4.1%
HOTELS - 0.5%
PA Philadelphia Authority for Industrial
   Development, Doubletree Project A,
   Series 1997 A,
     6.500% 10/01/27                 1,000,000    1,014,470
                                                -----------
                                  Hotels Total    1,014,470
                                                -----------
RECREATION - 2.7%
CA Agua Caliente, Band of Cahuilla
   Indians Revenue, Series 2003,
     5.600% 07/01/13                 1,000,000    1,013,200
CA Cabazon Band Mission Indians,
   Series 2004:
     8.375% 10/01/15 (g)               275,000      274,453
     8.750% 07/01/19 (g)               970,000      968,041
CT Gaming Authority, Mohegan Tribe,
   Series 2001,
     6.250% 01/01/31 (g)               275,000      290,851
CT Mashantucket Western Pequot
   Tribe, Series 1999 B,
     (a) 09/01/16 (g)                1,000,000      532,770
FL Capital Trust Agency, Seminole Tribe
   Convention Center, Series 2002 A,
     10.000% 10/01/33 (g)            1,350,000    1,654,250
NM Red River Sports Facility, Red River
   Ski Area Project, Series 1998,
     6.450% 06/01/07                   595,000      602,896
                                                -----------
                              Recreation Total    5,336,461
                                                -----------
RETAIL - 0.9%
NJ Economic Development Authority,
   Glimcher Properties LP Project,
   Series 1998, AMT,
     6.000% 11/01/28                 1,250,000    1,223,462
OH Lake County, North
   Madison Properties,
   Series 1993,
     8.819% 09/01/11                   655,000      654,286
                                                -----------
                                  Retail Total    1,877,748
                                                -----------
                           OTHER REVENUE TOTAL    8,228,679
                                                -----------

-----------------------------------------------------------
RESOURCE RECOVERY - 2.6%
DISPOSAL - 0.9%
CA Pollution Control Financing Authority,
   Solid Waste Disposal, Republic Services,
   Series 2002 C, AMT,
     5.250% 06/01/23                   500,000      515,710
MA Industrial Finance Agency,
   Peabody Monofill Associates, Inc.,
   Series 1995,
     9.000% 09/01/05                   435,000      442,795
UT Carbon County, Laidlaw Environmental:
   Series 1995 A, AMT,
     7.500% 02/01/10                   250,000      255,398
   Series 1997 A, AMT,
     7.450% 07/01/17                   500,000      513,165
                                                -----------
                                Disposal Total    1,727,068
                                                -----------






                                       PAR (S)    VALUE (S)
-----------------------------------------------------------
RESOURCE RECOVERY - 1.7%
MA Development Finance Agency,
   Ogden Haverhill Project,
   Series 1999 A, AMT,
     6.700% 12/01/14                   250,000      265,920
MA Industrial Finance Agency,
   Ogden Haverhill Project,
   Series 1998 A, AMT:
     5.500% 12/01/13                   500,000      504,595
     5.600% 12/01/19                   500,000      500,060
PA Delaware County Industrial
   Development Authority, BFI Project,
   Series 1997 A,
     6.200% 07/01/19                 2,000,000    2,120,640
                                                -----------
                       Resource Recovery Total    3,391,215
                                                -----------
                       RESOURCE RECOVERY TOTAL    5,118,283
                                                -----------

-----------------------------------------------------------
TAX-BACKED - 39.9%
LOCAL APPROPRIATED - 0.9%
CA Compton Certificates of Participation,
   Civic Center & Capital Improvements,
   Series 1997 A,
     5.500% 09/01/15                 1,000,000    1,046,690
SC Dorchester County School
   District No. 2,
   Installment Purchase Revenue,
   Series 2004,
     5.250% 12/01/29                   650,000      654,524
                                                -----------
                      Local Appropriated Total    1,701,214
                                                -----------
LOCAL GENERAL OBLIGATIONS - 20.9%
CA East Side Union High School District,
   Series 2003 B,
   Insured: MBIA
     5.100% 02/01/20                 1,000,000    1,100,160
CA Fresno Unified School District,
   Series 2002 A,
   Insured: MBIA
     6.000% 02/01/18                 2,000,000    2,385,860
CA Los Angeles Unified School District,
   Series 2002,
   Insured: MBIA
     5.750% 07/01/16                   700,000      815,500
CA Montebello Unified School District,
   Series 2001, Insurer FSA:
     (a) 08/01/21                    1,435,000      625,904
     (a) 08/01/23                    1,505,000      578,221
CA San Juan Unified School District,
   Series 2001,
   Insured: FSA
     (a) 08/01/19                    2,210,000    1,087,939
IL Chicago Board of Education,
   Series 1997 A,
   Insured: AMBAC
     5.250% 12/01/30 (i)            14,470,000   14,865,176






See Accompanying Notes to Financial Statements.

November 30, 2004



MUNICIPAL BONDS (CONTINUED)            PAR (S)    VALUE (S)
-----------------------------------------------------------
TAX-BACKED (CONTINUED)
LOCAL GENERAL OBLIGATIONS (CONTINUED)
IL Cook County, Series 1997 A,
   Insured: MBIA
     5.625% 11/15/22                 4,200,000    4,568,214
NY New York City:
   Series 1997 A,
     7.000% 08/01/07                   960,000    1,040,832
   Series 1997 H,
     6.000% 08/01/17                 1,400,000    1,509,480
TX Dallas County Flood Control,
   District No. 1,
   Series 2002,
     7.250% 04/01/32                 1,000,000    1,036,560
TX Irving Independent School District,
   Series 1997,
   Insured: PSFG
     (a) 02/15/18                    1,000,000      531,700
TX San Antonio Independent
   School District,
   Series 1997,
   Insured: PSFG
     5.000% 08/15/27                 9,000,000    9,055,890
WA Clark County School District No. 37,
   Series 2001 C,
   Insured: FGIC
     (a) 12/01/18                    5,000,000    2,569,900
                                                -----------
               Local General Obligations Total   41,771,336
                                                -----------
SPECIAL NON-PROPERTY TAX - 4.7%
CA San Diego Redevelopment Agency,
   Series 2001,
   Insured: FSA
     (a) 09/01/22                    1,910,000      770,446
FL Northern Palm Beach County
   Improvement District, Series 1999,
   Insured: MBIA
     6.000% 08/01/29                   750,000      820,642
IL Metropolitan Pier & Exposition
   Authority, McCormick Place
   Expansion Project,
   Series 1993 A,
   Insured: FGIC
     (a) 06/15/16                   10,000,000    5,922,800
NJ Economic Development Authority,
   Cigarette Tax,
   Series 2004:
     5.750% 06/15/29                 1,000,000    1,021,320
     5.500% 06/15/31                   150,000      150,459
PR Commonwealth Highway &
   Transportation Authority,
   Series 2003 AA:
   Insured: MBIA
     5.500% 07/01/18                   500,000      575,735
                                                -----------
                Special Non-Property Tax Total    9,261,402
                                                -----------






                                       PAR (S)    VALUE (S)
-----------------------------------------------------------
SPECIAL PROPERTY TAX - 7.9%
CA Carson, Series 1992,
     7.375% 09/02/22                    35,000       35,142
CA Huntington Beach Community
   Facilities District, Grand Coast Resort,
   Series 2001-1,
     6.450% 09/01/31                   750,000      774,158
CA Lincoln Special Tax,
   Community Facilities District 2003-1,
   Series 2004,
     5.900% 09/01/24                   500,000      499,370
CA Oakdale Public Financing Authority,
   Tax Allocation Revenue, Central
   City Redevelopment Project,
   Series 2004,
     5.375% 06/01/33                 1,375,000    1,368,042
CA Orange County Community Facilities
   District, Ladera Ranch,
   Series 1999 A,
     6.700% 08/15/29                   500,000      546,175
CA Orange County Improvement Bond
   Act 1915, Phase IV, No. 01-1-B,
   Series 2003
     5.750% 09/02/33                   500,000      506,460
CA Placer Unified High School District,
   Series 2000 A,
   Insured: FGIC
     (a) 08/01/19                    1,700,000      838,083
CA Redwood City Community Facilities
   District, 1 Redwood, Series 2003 B,
     5.950% 09/01/28                   600,000      615,552
CA Riverside County Public Financing
   Authority, Redevelopment Projects,
   Series 1997 A,
     5.500% 10/01/22                   650,000      663,669
CA Temecula Valley Unified School
   District, No. 02-1, Series 2003,
     6.125% 09/01/33                   400,000      405,628
FL Celebration Community Development
   District, Special Assessment,
   Series 2003 A,
     6.400% 05/01/34                 1,000,000    1,033,810
FL Colonial Country Club Community
   Development, Capital Improvement,
   Series 2003,
     6.400% 05/01/33                   740,000      770,503
FL Double Branch Community
   Development District, Special
   Assessment, Series 2002 A,
     6.700% 05/01/34                   700,000      747,068
FL Heritage Palms Community
   Development District, Series 1999,
     6.250% 11/01/07                   315,000      317,029



See Accompanying Notes to Financial Statements.

November 30, 2004



MUNICIPAL BONDS (CONTINUED)            PAR (S)    VALUE (S)
-----------------------------------------------------------
TAX-BACKED (CONTINUED)
SPECIAL PROPERTY TAX (CONTINUED)
FL Islands at Doral Southwest
   Community Development District,
   Series 2003,
     6.375% 05/01/35                   380,000      395,823
FL Lexington Oaks Community
   Development District:
   Series 1998 A,
     6.125% 05/01/19                   345,000      350,175
   Series 1998 B,
     5.500% 05/01/05                    15,000       15,041
   Series 2000 A,
     7.200% 05/01/30                   285,000      298,680
   Series 2002 A,
     6.700% 05/01/33                   250,000      262,807
FL Orlando, Conroy Road Interchange
   Project, Series 1998 A:
     5.500% 05/01/10                   180,000      185,571
     5.800% 05/01/26                   300,000      303,675
FL Seven Oaks Community
   Development District:
   Series 2004 A,
     5.875% 05/01/35                   295,000      292,587
   Series 2004 B,
     5.000% 05/01/09                 1,000,000    1,000,990
FL Stoneybrook Community
   Development District:
   Series 1998 A,
     6.100% 05/01/19                   315,000      319,832
   Series 1998 B,
     5.700% 05/01/08                    25,000       25,401
FL Westchester Community Development
   District No. 1 Special Assessment,
   Series 2003,
     6.125% 05/01/35                   425,000      428,906
IL Chicago Tax Increment,
   Pilsen Redevelopment,
   Series 2004 B,
     6.750% 06/01/22                   450,000      457,691
IL Lincolnshire Special Services
   Area No. 1,
   Sedgebrook Project,
   Series 2004,
   Insured: AMBAC
     6.250% 03/01/34                   500,000      495,300
MI Pontiac Finance Authority,
   Development Area No. 3, Series 2002,
     6.375% 06/01/31                   550,000      557,078
MI Taylor Tax Increment
   Finance Authority,
   Series 2001,
   Insured: FSA
     5.375% 05/01/17                 1,220,000    1,336,510
                                                -----------
                    Special Property Tax Total   15,846,756
                                                -----------





                                       PAR (S)    VALUE (S)
-----------------------------------------------------------
STATE APPROPRIATED - 2.1%
CA State Public Works Board,
   Department of Mental Health,
   Series 2004 A,
     5.500% 06/01/19                 1,000,000    1,094,440
NY State Urban Development Corp.,
   University Facilities Grants,
   Series 1995,
     5.875% 01/01/21                 1,000,000    1,167,470
PR Commonwealth of Puerto Rico
   Public Finance Corp.,
   Series 2002 E,
     6.000% 08/01/26                 1,645,000    1,892,013
                                                -----------
                      State Appropriated Total    4,153,923
                                                -----------
STATE GENERAL OBLIGATIONS - 3.4%
CA, Series 2003,
     5.250% 02/01/23                   380,000      409,682
DC District of Columbia,
   Series 1999 A,
   Insured: FSA
     5.375% 06/01/18                 1,700,000    1,847,509
TX, Series 1999 ABC,
     5.500% 08/01/35                 4,200,000    4,486,020
                                                -----------
               State General Obligations Total    6,743,211
                                                -----------
                              TAX-BACKED TOTAL   79,477,842
                                                -----------

-----------------------------------------------------------
TRANSPORTATION - 8.2%
AIR TRANSPORTATION - 4.1%
CA Los Angeles Regional Airport,
   LAXFuel Corp., Series 2001, AMT,
   Insured: AMBAC
     5.250% 01/01/23                   750,000      762,382
CO Denver City & County Airport,
   United Airlines, Inc.,
   Series 1992 A, AMT,
     6.875% 10/01/32 (f)             1,645,000    1,254,313
FL Capital Trust Agency Revenue,
   Air Cargo - Orlando Project,
   Series 2003, AMT,
     6.750% 01/01/32                   500,000      480,110
IN Indianapolis Airport
   Authority Revenue,
   Fed Ex Corp.,
   Series 2004, AMT,
     5.100% 01/15/17                   250,000      258,985
KY Kenton County Airport Board,
   Delta Air Lines, Inc.,
   Series 1992 A, AMT,
     7.500% 02/01/12                   500,000      409,660
MN Minneapolis & St. Paul
   Metropolitan Airport Commission,
   Northwest Airlines, Inc.:
   Series 2001 A, AMT,
     7.000% 04/01/25                 1,050,000      899,619
   Series 2001 B, AMT,
     6.500% 04/01/25                   250,000      250,905






See Accompanying Notes to Financial Statements.

November 30, 2004



MUNICIPAL BONDS (CONTINUED)            PAR (S)    VALUE (S)
-----------------------------------------------------------
TRANSPORTATION (CONTINUED)
AIR TRANSPORTATION (CONTINUED)
NC Charlotte Special Facilities Revenue,
   Douglas International Airport,
   US Airways, Inc.:
   Series 1998, AMT,
     5.600% 07/01/27 (j)               250,000      115,465
   Series 2000, AMT,
     7.750% 02/01/28 (j)               750,000      366,705
NJ Economic Development Authority,
   Continental Airlines, Inc. Project:
   Series 1999, AMT,
     6.250% 09/15/29                   250,000      193,887
   Series 2003, AMT,
     9.000% 06/01/33                   750,000      765,465
TX Alliance Airport Authority:
   American Airlines Project,
   Series 1990, AMT,
     7.500% 12/01/29                   850,000      625,388
   Federal Express Corp. Project,
   Series 1996, AMT,
     6.375% 04/01/21                 1,000,000    1,046,500
TX Houston Industrial Development Corp.,
   Air Cargo, Perot Development,
   Series 2002, AMT,
     6.000% 03/01/23                   731,283      747,408
                                                -----------
                      Air Transportation Total    8,176,792
                                                -----------
AIRPORTS - 0.5%
MA Port Authority, Series 1998 D,
   Insured: FSA
     5.000% 07/01/28                 1,000,000    1,008,760
                                                -----------
                                Airports Total    1,008,760
                                                -----------
TOLL FACILITIES - 3.1%
CO Northwest Parkway Public
   Highway Authority, Series 2001 D,
     7.125% 06/15/41                 1,250,000    1,315,787
CO Public Highway Authority,
   Arapahoe Authority, E-470,
   Series 2000 B,
   Insured: MBIA
     (a) 09/01/18                    3,000,000    1,566,900
     (a) 09/01/35                    8,750,000      909,038
VA Richmond Metropolitan Authority,
   Series 1998,
   Insured: FGIC
     5.250% 07/15/22                 2,000,000    2,225,120
                                                -----------
                         Toll Facilities Total    6,016,845
                                                -----------
TRANSPORTATION - 0.5%
NV Department of Business &
   Industry, Las Vegas Monorail Project,
   Series 2000,
     7.375% 01/01/40                 1,000,000    1,014,230
                                                -----------
                          Transportation Total    1,014,230
                                                -----------
                          TRANSPORTATION TOTAL   16,216,627
                                                -----------




                                       PAR (S)    VALUE (S)
-----------------------------------------------------------
UTILITIES - 19.9%
INDEPENDENT POWER PRODUCERS - 4.3%
MI Midland County Economic
   Development Corp., Series 2000, AMT,
     6.875% 07/23/09                 1,250,000    1,299,000
NY Port Authority of New York & New
   Jersey, KIAC Partners,
   Series 1996 IV, AMT,
     6.750% 10/01/11                 2,000,000    2,098,580
NY Suffolk County, Industrial
   Development Revenue, Cogen
   Partners Facility,
   Series 1998, AMT,
     5.500% 01/01/23                   550,000      523,754
PA Carbon City Industrial Development
   Panther Creek Partners Project,
   Series 2000, AMT,
     6.650% 05/01/10                   275,000      296,403
PA Economic Development
   Finance Authority:
   Colver Project, Series 1994 D, AMT,
     7.125% 12/01/15                 1,500,000    1,534,950
   Northampton Generating,
   Series 1994 A, AMT,
     6.500% 01/01/13                 1,000,000    1,011,340
PR Commonwealth of Puerto Rico
   Industrial, Educational, Medical &
   Environmental Cogeneration Facilities,
   AES Project, Series 2000, AMT,
     6.625% 06/01/26                   645,000      695,123
VA Pittsylvania County Industrial
   Development Authority, Multi-trade
   of Pittsylvania, Series 1994 A, AMT,
     7.450% 01/01/09                 1,000,000    1,023,380
                                                -----------
             Independent Power Producers Total    8,482,530
                                                -----------
INVESTOR OWNED - 10.2%
AZ Maricopa County Pollution Control,
   El Paso Electric Co., Series 2002 A,
     6.250% 05/01/37                 1,000,000    1,023,660
AZ Pima County Industrial Development
   Authority, Tucson Electric Power Co.,
   Series 1997 A, AMT,
     6.100% 09/01/25                   750,000      749,850
CA Chula Vista Industrial Development
   Revenue, San Diego Gas & Electric Co.,
   Series 1996 B, AMT,
     5.500% 12/01/21                   625,000      652,088
FL Polk County Industrial Development
   Authority, Tampa Electric Co. Project,
   Series 1996, AMT,
     5.850% 12/01/30                 1,200,000    1,223,568
IL Bryant, Pollution Control Revenue,
Central Illinois Light Co.,
   Series 1993,
     5.900% 08/01/23                 2,650,000    2,700,218




See Accompanying Notes to Financial Statements.

November 30, 2004



MUNICIPAL BONDS (CONTINUED)            PAR (S)    VALUE (S)
-----------------------------------------------------------
UTILITIES (CONTINUED)
INVESTOR OWNED (CONTINUED)
IN Petersburg Pollution Control Revenue,
   Indianapolis Power & Light Project,
   Series 1995,
     6.625% 12/01/24                 1,000,000    1,025,900
LA Calcasieu Parish Industrial Development
   Board, Entergy Gulf States, Inc.,
   Series 1999,
     5.450% 07/01/10                   500,000      506,015
LA West Feliciana Parish, Entergy
   Gulf States, Inc., Series 1999 B,
     6.600% 09/01/28                   500,000      510,100
MS State Business Finance Corp.,
   Systems Energy Resources Project,
   Series 1998,
     5.875% 04/01/22                 2,000,000    2,010,300
MT Forsyth Pollution Control, Portland
   General, Series 1998 A,
     5.200% 05/01/33                   300,000      316,404
NV Clark County Industrial Development
   Revenue, Nevada Power Co.,
   Series 1995 B, AMT,
     5.900% 10/01/30                 1,250,000    1,222,413
OH Air Quality Development
   Authority, Pollution Control,
   Cleveland Electric, Series 2002 A,
     6.000% 12/01/13                   900,000      953,865
TX Brazos River Authority,
   Pollution Control,
   TXU Electric Co.:
   Series 2001 C, AMT,
     5.750% 05/01/36                   280,000      302,224
   Series 2003 C, AMT,
     6.750% 10/01/38                   645,000      697,935
VA Chesterfield County Industrial
   Development Authority, Pollution
   Control Revenue, Virginia
   Electric & Power Co.,
   Series 1987 B,
     5.875% 06/01/17                   250,000      272,098
WV Pleasant County, Western
   Pennsylvania Power Co.,
   Series 1999 E, AMT,
   Insured: AMBAC
     5.500% 04/01/29                 4,750,000    4,893,307
WY Campbell County Pollution Control,
   Black Hills Power, Inc.,
   Series 2004,
     5.350% 10/01/24                 1,250,000    1,243,250
                                                -----------
                          Investor Owned Total   20,303,195
                                                -----------
JOINT POWER AUTHORITY - 0.4%
NC Eastern Municipal Power Agency:
   Series 1999 D:
     5.500% 01/01/16                   285,000      304,326
     6.700% 01/01/19                   500,000      558,205
                                                -----------
                   Joint Power Authority Total      862,531
                                                -----------






                                       PAR (S)    VALUE (S)
-----------------------------------------------------------
MUNICIPAL ELECTRIC - 4.2%
CA Department of Water Resources,
   Power Supply Revenue Bonds,
   Series 2002 A,
   Insured: AMBAC
     5.500% 05/01/14                 2,000,000    2,259,420
PR Electric Power Authority,
   Series 1998 II,
   Insured: FSA
     5.125% 07/01/26                 2,000,000    2,089,300
WA Chelan County Public
   Utilities District No. 1, Columbia
   River Rock Hydroelectric,
   Series 1997,
   Insured: MBIA
     (a) 06/01/14                    5,000,000    3,291,050
WA Seattle Light & Power,
   Series 2001,
   Insured: FSA
     5.500% 03/01/17                   750,000      821,475
                                                -----------
                      Municipal Electric Total    8,461,245
                                                -----------
WATER & SEWER - 0.8%
MO Water & Sewer, Lee's Summit,
   Series 2002,
   Insured: AMBAC
     5.250% 07/01/15                   500,000      543,700
MS V Lakes Utility District, Series 1994,
     8.250% 07/15/24                   500,000      490,110
NH Industrial Development Authority,
   Pennichuck Water Works, Inc.,
   Series 1988, AMT,
     7.500% 07/01/18                   440,000      499,576
                                                -----------
                           Water & Sewer Total    1,533,386
                                                -----------
                               UTILITIES TOTAL   39,642,887
                                                -----------

TOTAL MUNICIPAL BONDS
   (Cost of $306,187,565)                       305,091,676
                                                -----------

INVESTMENT COMPANY - 0.0%               SHARES
-----------------------------------------------------------
Federated Tax-Free Obligations Fund        329          329
                                                -----------

TOTAL INVESTMENT COMPANY
   (Cost of $329)                                       329
                                                -----------

MUNICIPAL PREFERRED STOCKS - 3.3%      PAR (S)
-----------------------------------------------------------
HOUSING - 3.3%
MULTI-FAMILY - 3.3%
Charter Mac Equity Issue Trust:
     AMT, 6.625% 06/30/09 (g)        2,000,000    2,210,880
     6.300% 04/30/19 (g)             1,000,000    1,066,850
GMAC Municipal Mortgage Trust,
     5.600% 10/31/39 (g)             1,000,000      995,960




See Accompanying Notes to Financial Statements.

November 30, 2004



MUNICIPAL
PREFERRED STOCKS (CONTINUED)           PAR ($)    VALUE (S)
-----------------------------------------------------------
HOUSING (CONTINUED)
MULTI-FAMILY (CONTINUED)
MuniMae Equity Issue Trust, AMT,
   7.750% 06/30/50 (g)               2,000,000    2,336,120

TOTAL MUNICIPAL PREFERRED STOCKS
   (Cost of $6,000,000)                           6,609,810
                                                -----------

SHORT-TERM OBLIGATIONS - 2.1%
-----------------------------------------------------------
VARIABLE RATE DEMAND NOTES (K) - 2.1%
FL Alachua County Florida Health
   Facilities, Continuing Care, Oak
   Hammock University Project,
   Series 2002 A,
     1.670% 10/01/32                   600,000      600,000
IL Health Facilities Authority,
   OSF Healthcare Systems,
   Series 2002,
     1.700% 11/15/27                   700,000      700,000
IN Health Facilities Financing Authority,
   Golden Years Homestead,
   Series 2002 A,
     1.350% 06/01/25                   600,000      600,000
MO State Health & Educational
   Facilities Authority,
   Educational Facilities Revenue,
   Washington University,
   Series 1996 D,
     1.680% 09/01/30                   800,000      800,000
NM Farmington Pollution Control,
   Arizona Public Service Co.,
   Series 1994 B,
     1.680% 09/01/24                   800,000      800,000
WY Lincoln County Pollution
   Control Revenue,
   Exxon Project,
   Series 1984 A,
     1.590% 11/01/14                   600,000      600,000
WY Uinta County Pollution
   Control Revenue,
   Chevron U.S.A. Inc. Project,
   Series 1992,
     1.680% 12/01/22                   100,000      100,000
                                                -----------
              Variable Rate Demand Notes Total    4,200,000
                                                -----------

TOTAL SHORT-TERM OBLIGATIONS
   (Cost of $4,200,000)                           4,200,000
                                                -----------

TOTAL INVESTMENTS - 158.7%
   (Cost of $316,387,894)(l)                    315,901,815
                                                -----------





                                    VALUE (S)
-----------------------------------------------------------
AUCTION PREFERRED SHARES PLUS
   CUMULATIVE UNPAID DISTRIBUTIONS - (60.3)%   (120,037,050)

OTHER ASSETS & LIABILITIES, NET - 1.6%            3,233,440
                                                -----------
NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS - 100.0%                    199,098,205
                                                ===========

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Zero coupon bond.
(b) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At November 30, 2004, these securities amounted to $2,786,032, which represents 1.4% of net assets. Additional information on these restricted securities is as follows:

                                  ACQUISITION    ACQUISITION
       SECURITY                      DATE           COST
--------------------------------------------------------------
    CA Statewide Community
       Development Authority:
       Crossroads School for Arts
       & Sciences,
       Series 1998,
       6.000% 08/01/28              08/31/98    $1,250,000
       Eskaton Village - Grass Valley,
       Series 2000,
       8.250% 11/15/31              09/08/00       990,000
    VI Government Refinery
       Facilities, Hovensa
       Coker Project,
       Series 2002, AMT,
       6.500% 07/01/21              11/15/02       375,000
                                                ----------
                                                $2,615,000

(c) Security purchased on a delayed delivery basis.
(d) The issuer is in default of certain debt covenants. Income is not being accrued. As of November 30, 2004, the value of these securities amounted to $1,897,836, which represents 1.0% of net assets.
(e) The issuer is in default of certain debt covenants. Income is not being fully accrued. As of November 30, 2004, the value of this security represents 0.1% of net assets.
(f) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. As of November 30, 2004, the value of these securities amounted to $1,443,122, which represents 0.7% of net assets.
(g) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2004, these securities amounted to $11,659,154, which represents 5.9% of net assets.
(h) The Trust has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the principal and interest.
(i) A portion of this security with a market value of $3,092,203 is pledged as collateral for open futures contracts.
(j) The issuer has filed for bankruptcy protection under Chapter 11. Income is being accrued. As of November 30, 2004, the value of these securities amounted to $482,170, which represents 0.2% of net assets.
(k) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of November 30, 2004.
(l) Cost for federal income tax purposes is $316,064,674.
(m) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.






See Accompanying Notes to Financial Statements.

November 30, 2004

--------------------------------------------------------------------------------
At November 30, 2004, the Trust held the following open short futures contracts:

                                                                    UNREALIZED
                                    AGGREGATE     EXPIRATION       APPRECIATION/
    TYPE     CONTRACTS    VALUE     FACE VALUE        DATE        (DEPRECIATION)
--------------------------------------------------------------------------------
U.S. Treasury
Note 10-Year    269   $29,791,750   $29,739,610    Mar - 2005       $(52,140)
U.S. Treasury
Bond 20-Year    330    36,341,250    36,360,060    Mar - 2005         18,810
                                                                  ----------
                                                                    $(33,330)
                                                                  ----------

        ACRONYM                   NAME
--------------------------------------------------------------------------------
       AMBAC           Ambac Assurance Corp.
       AMT             Alternative Minimum Tax
       FGIC            Financial Guaranty Insurance Co.
       FHA             Federal Housing Administration
       FNMA            Federal National Mortgage Association
       FSA             Financial Security Assurance, Inc.
       GNMA            Government National Mortgage Association
       MBIA            MBIA Insurance Corp.
       PSFG            Permanent School Fund Guaranteed
       RAD             Radian Asset Assurance, Inc.


At November 30, 2004, the Trust held investments in the following sectors:

                                                   % OF
HOLDINGS BY REVENUE SOURCE (UNAUDITED)          NET ASSETS
--------------------------------------------------------------
Health Care                                          40.6
Tax-Backed                                           39.9
Utilities                                            19.9
Housing                                              17.1
Other                                                11.5
Transportation                                        8.2
Industrial                                            7.8
Education                                             4.9
Other Revenue                                         4.1
Resource Recovery                                     2.6
Short-Term Obligations                                2.1
Auction Preferred Shares                            (60.3)
Other Assets & Liabilities, Net                       1.6
                                                   ------
                                                    100.0
                                                   ------




See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES


November 30, 2004



ASSETS:
Investments, at cost                           $316,387,894
                                               ------------
Investments, at value                          $315,901,815
Cash                                                 46,623
Receivable for:
   Interest                                       5,356,523
   Futures variation margin                         112,735
Deferred Trustees' compensation plan                 15,554
                                               ------------
   Total Assets                                 321,433,250
                                               ------------
LIABILITIES:
Payable for:
   Investments purchased on a
      delayed delivery basis                        755,880
   Distributions-- common shares                  1,246,082
   Distributions-- preferred shares                  37,050
   Preferred shares remarketing commissions           5,400
   Investment advisory fee                          195,137
   Pricing and bookkeeping fees                      17,010
   Trustees' fees                                       637
   Custody fee                                        1,554
   Audit fee                                         31,070
Deferred Trustees' fees                              15,554
Other liabilities                                    29,671
                                               ------------
   Total Liabilities                              2,335,045
                                               ------------
AUCTION PREFERRED SHARES (4,800 shares
   issued and outstanding at
   $25,000 per share)                          $120,000,000
                                               ------------
COMPOSITION OF NET ASSETS APPLICABLE
   TO COMMON SHARES:
Paid-in capital-- common shares                $260,540,772
Undistributed net investment income                 908,419
Accumulated net realized loss                   (61,831,577)
Net unrealized depreciation on:
   Investments                                     (486,079)
   Futures contracts                                (33,330)
                                               ------------
Net assets at value applicable to 31,152,060
   common shares of beneficial interest
   outstanding                                 $199,098,205
                                               ============
Net asset value per common share               $       6.39
                                               ============




STATEMENT OF OPERATIONS


For the Year Ended November 30, 2004



INVESTMENT INCOME:
Interest                                       $ 19,322,281
Dividends                                             1,789
                                               ------------
   Total Investment Income                       19,324,070
                                               ------------
EXPENSES:
Investment advisory fee                           2,403,509
Transfer agent fee                                   54,983
Pricing and bookkeeping fees                        159,520
Trustees' fees                                       16,222
Preferred shares remarketing commissions            301,217
Custody fee                                          21,733
Other expenses                                      215,435
                                               ------------
   Total Expenses                                 3,172,619
Custody earnings credit                              (1,031)
                                               ------------
   Net Expenses                                   3,171,588
                                               ------------
Net Investment Income                            16,152,482
                                               ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FUTURES CONTRACTS:
Net realized gain (loss) on:
   Investments                                      388,045
   Futures contracts                             (4,444,766)
                                               ------------
      Net realized loss                          (4,056,721)
                                               ------------
Net change in unrealized
   appreciation/depreciation on:
   Investments                                   (1,348,400)
   Futures contracts                               (128,680)
                                               ------------
      Net change in unrealized depreciation      (1,477,080)
                                               ------------
Net Loss                                         (5,533,801)
                                               ------------
Net Increase in Net Assets from Operations       10,618,681
                                               ------------
LESS DISTRIBUTIONS DECLARED TO
   PREFERRED SHAREHOLDERS:
From net investment income                       (1,308,975)
                                               ------------
Net Increase in Net Assets from
   Operations Applicable to Common Shares      $  9,309,706
                                               ------------



See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                        YEAR ENDED
                                                                                                       NOVEMBER 30,
                                                                                               --------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                                  2004               2003
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                                         $ 16,152,482       $ 16,652,711
Net realized loss on investments and futures contracts                                          (4,056,721)        (6,269,389)
Net change in unrealized appreciation/depreciation
   on investments and futures contracts                                                         (1,477,080)         7,635,696
                                                                                              ------------       ------------
Net Increase from Operations                                                                    10,618,681         18,019,018
                                                                                              ------------       ------------
LESS DISTRIBUTIONS DECLARED TO PREFERRED SHAREHOLDERS:
From net investment income                                                                      (1,308,975)        (1,158,676)
                                                                                              ------------       ------------
Increase in Net Assets from Operations Applicable to Common Shares                               9,309,706         16,860,342
                                                                                              ------------       ------------
LESS DISTRIBUTIONS DECLARED TO COMMON SHAREHOLDERS:
From net investment income                                                                     (14,944,635)       (15,243,036)
                                                                                              ------------       ------------
SHARE TRANSACTIONS:
   Distributions reinvested                                                                        226,803            124,151
                                                                                              ------------       ------------
Total Increase (Decrease) in Net Assets Applicable to Common Shares                             (5,408,126)         1,741,457
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of period                                                                            204,506,331        202,764,874
                                                                                              ------------       ------------
End of period (including undistributed net investment income
   of $908,419 and $1,057,736, respectively)                                                  $199,098,205       $204,506,331
                                                                                              ============       ============
NUMBER OF TRUST SHARES:
Common Shares:
   Issued for distributions reinvested                                                              34,786             19,292
                                                                                              ------------       ------------
Outstanding at:
   Beginning of period                                                                          31,117,274         31,097,982
                                                                                              ------------       ------------
   End of period                                                                                31,152,060         31,117,274
                                                                                              ------------       ------------
Preferred Shares:
   Outstanding at End of Period                                                                      4,800              4,800
                                                                                              ------------       ------------

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


November 30, 2004


NOTE 1. ORGANIZATION

Colonial High Income Municipal Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, closed-end management investment company.

INVESTMENT GOAL

The Trust seeks to provide high current income, generally exempt from federal income taxes. The Trust's secondary goal is to seek total return.

TRUST SHARES

The Trust may issue an unlimited number of common shares. On August 26, 1999, the Trust issued 4,800 Auction Preferred Shares ("APS").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Trust may invest in municipal and U.S. Treasury futures contracts. The Trust will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Trust and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Trust's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Trust deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Trust equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Trust also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Trust recognizes a realized gain or loss when the contract is closed or expires.

November 30, 2004


RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Trust or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Trust will not incur any registration costs upon such resale.

DELAYED DELIVERY SECURITIES

The Trust may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Trust to subsequently invest at less advantageous prices. The Trust identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

FEDERAL INCOME TAX STATUS

The Trust intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Trust intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Trust should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to common shareholders are recorded on the ex-date. Distributions to Auction Preferred shareholders are recorded daily and payable at the end of each dividend period. Each dividend payment period for the APS is generally seven days. The applicable dividend rate for the APS on November 30, 2004 was 1.57% for Series T and 1.61% for Series W. For the year ended November 30, 2004, the Trust declared dividends to Auction Preferred shareholders amounting to $1,308,975, representing an average dividend rate of 1.09% per APS.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Trust's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2004, permanent book and tax basis differences resulting primarily from differing treatments for expired capital loss carryforwards, discount accretion/premium amortization on debt securities and market discount reclassifications were identified and reclassified among the components of the Trust's net assets as follows:

      UNDISTRIBUTED
     NET INVESTMENT         ACCUMULATED
         INCOME          NET REALIZED LOSS    PAID-IN CAPITAL
   -------------------    --------------        -----------
        $(48,189)           $2,863,576         $(2,815,387)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2004 and November 30, 2003 was as follows:

                        NOVEMBER 30, 2004   NOVEMBER 30, 2003
                        -----------------   -----------------
Distributions paid from:
   Tax-Exempt Income         $16,226,738         $16,377,912
   Ordinary Income                26,872              23,800
   Long-Term Capital Gains            --                  --

November 30, 2004


As of November 30, 2004, the components of distributable earnings on a tax basis were as follows:

                  UNDISTRIBUTED  UNDISTRIBUTED   NET UNREALIZED
   UNDISTRIBUTED    ORDINARY       LONG-TERM      APPRECIATION
TAX-EXEMPT INCOME    INCOME      CAPITAL GAINS   (DEPRECIATION)*
 ----------------   ---------    ------------    -------------
    $2,668,986         $--            $--         $(162,859)

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to discount accretion/premium amortization on debt securities.


Unrealized appreciation and depreciation at November 30, 2004, based on cost of investments for federal income tax purposes was:

   Unrealized appreciation                     $ 18,694,489
   Unrealized depreciation                      (18,857,348)
                                               ------------
   Net unrealized depreciation                 $   (162,859)
                                               ============

The following capital loss carryforwards, determined as of November 30, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

            YEAR OF                   CAPITAL LOSS
          EXPIRATION                  CARRYFORWARD
          ----------                  -------------
             2005                       $ 5,926,653
             2007                         3,941,668
             2008                        14,340,573
             2009                         4,198,716
             2010                        12,980,738
             2011                         4,761,736
             2012                         4,055,363
                                        -----------
                                        $50,205,447
                                        -----------

Capital loss carryforwards of $2,815,387 expired during the year ended November 30, 2004 for the Trust.

Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Trust. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Trust's investment advisor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Trust is managed, the investment personnel assigned to manage the Trust or the fees paid by the Trust.

INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Trust in addition to investment advisory services. Columbia receives a monthly investment advisory fee at the annual rate of 0.75% of the Trust's average weekly net assets, including assets applicable to the APS.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Trust under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Trust, Columbia receives from the Trust an annual flat fee of $10,000 paid monthly, and in any month that the Trust's average weekly net assets, including assets applicable to APS, exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average weekly net assets, including assets applicable to APS, of the Trust for that month. The Trust also pays additional fees for pricing services based on the number of securities held by the Trust. For the year ended November 30, 2004, the Trust's effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.050% of the Trust's average weekly net assets, including assets applicable to APS.

CUSTODY CREDITS

The Trust has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Trust could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Trust are employees of Columbia or its affiliates and receive no compensation from the Trust. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Trust, along with other affiliated trusts, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Trust's fee will not exceed $15,000 per year.

November 30, 2004


The Trust's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Trust's assets.

OTHER

Columbia provides certain services to the Trust related to Sarbanes-Oxley compliance. For the year ended November 30, 2004, the Trust paid $1,603 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended November 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $41,390,938 and $48,634,859, respectively.

NOTE 6. PREFERRED SHARES

The Trust currently has outstanding 4,800 APS (2,400 shares each of Series T and W). The APS are redeemable at the option of the Trust on any dividend payment date at the redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis unpaid through the redemption date (whether or not such dividends have been declared).

Under the Act, the Trust is required to maintain asset coverage of at least 200% with respect to the APS as of the last business day of each month in which any APS are outstanding. Additionally, the Trust is required to meet more stringent asset coverage requirements in accordance with the guidelines prescribed by the APS' rating agencies. Should these requirements not be met, or should dividends accrued on the APS not be paid, the Trust may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain APS. At November 30, 2004, there were no such restrictions on the Trust.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS
AND CONTINGENCIES

CONCENTRATION OF CREDIT RISK

The Trust holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Trust's insurers is rated AAA by Moody's Investor Services Inc., except for Radian Asset Assurance, Inc., which is rated AA by Standard and Poor's. At November 30, 2004, investments supported by private insurers that represent greater than 5% of the total investments of the Trust were as follows:

                                             % OF TOTAL
INSURER                                      INVESTMENTS
--------------------------------------------------------
Ambac Assurance Corp.                              8.5%
MBIA Insurance Corp.                               5.1
Financial Security Assurance, Inc.                 5.0

GEOGRAPHIC CONCENTRATION

The Trust has greater than 5% of its total investments at November 30, 2004 invested in debt obligations issued by the states of California, Colorado, Florida, Illinois and Texas and their respective political subdivisions, agencies and public authorities. The Trust is more susceptible to economic and political factors adversely affecting issuers of these states municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns and industry events may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent there is no established secondary market.

INDUSTRY FOCUS

The Trust may focus its investments in certain industries, subjecting it to greater risk than a trust that is more diversified.

LEGAL PROCEEDINGS

Columbia, Columbia Funds Distributor, Inc. ("CFDI"), and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or CFDI were knowingly involved in late trading of mutual fund shares.

November 30, 2004


On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and CFDI, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and CFDI alleging that Columbia and CFDI had violated certain New York anti-fraud statutes. If either Columbia or CFDI is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, CFDI or any company that is an affiliated person of Columbia and CFDI from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and CFDI that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and CFDI entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and CFDI agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and CFDI to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and CFDI's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

FINANCIAL HIGHLIGHTS


Selected data for a share outstanding throughout each period is as follows (common shares unless otherwise stated):

                                                                                             PERIOD
                                                    YEAR ENDED NOVEMBER 30,                   ENDED       YEAR ENDED DECEMBER 31,
                              ------------------------------------------------------------  NOVEMBER 30, -------------------------
                                  2004        2003         2002        2001        2000      1999 (a)      1998         1997
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD         $     6.57  $     6.52  $     6.93  $     6.92  $     7.49  $     8.49  $     8.56  $     8.34
                               ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income                0.52(b)     0.54(b)     0.57(b)(c)  0.61(b)     0.62(d)     0.46        0.52        0.55
Net realized and unrealized gain
   (loss) on investments and
   futures contracts                (0.18)       0.04       (0.42)(c)   (0.04)      (0.54)      (0.92)      (0.07)       0.22
                               ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   Total from Investment
      Operations                     0.34        0.58        0.15        0.57        0.08       (0.46)       0.45        0.77
                               ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS DECLARED TO
   PREFERRED SHAREHOLDERS:
From net investment income          (0.04)      (0.04)      (0.06)      (0.12)      (0.16)      (0.04)         --          --
                               ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   Total from Investment
      Operations Applicable
      to Common Shareholders         0.30        0.54        0.09        0.45       (0.08)      (0.50)       0.45        0.77
                               ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS DECLARED TO
   COMMON SHAREHOLDERS:
From net investment income          (0.48)      (0.49)      (0.50)      (0.44)      (0.48)      (0.45)      (0.52)      (0.55)
                               ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
LESS SHARE TRANSACTIONS:
Commissions and offering costs--
   preferred shares                    --          --          --          --       (0.01)      (0.05)         --          --
                               ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD $     6.39  $     6.57  $     6.52  $     6.93  $     6.92  $     7.49  $     8.49  $     8.56
                               ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
Market price per share --
   common shares               $     6.43  $     6.45  $     6.26  $     6.38  $     5.75  $     6.13  $     8.31  $     8.63
                               ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
Total return-- based on market
   value-- common shares (e)         7.44%      11.17%       5.81%      18.56%       1.05%     (21.72)%(f)   2.47%      11.60%
                               ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (g)(h)                      1.58%       1.54%       1.49%       1.59%       1.60%       1.13%(i)    0.93%       0.96%
Net investment income before
   preferred stock dividend (g)(h)   8.04%       8.30%       8.36%(c)    8.67%       8.63%       6.18%(i)    6.02%       6.54%
Net investment income after
   preferred stock dividend (g)(h)   7.39%       7.72%       7.53%(c)    7.00%       6.37%       5.67%(i)    6.02%       6.54%
Portfolio turnover rate                13%         14%         15%         15%         10%         16%(f)      29%         17%
Net assets, end of
   period (000's)--
   common shares               $  199,098  $  204,506  $  202,765  $  215,348  $  214,975  $  232,540  $  263,705  $  265,190

(a)  The Trust changed its fiscal year end from December 31 to November 30.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective December 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change, for the year ended November 30, 2002, was to increase the ratio of net investment income to average net assets from 8.31% to 8.36% and increase the ratio of net investment income (adjusted for dividend payments to preferred shareholders) from 7.48% to 7.53%. The impact to net investment income and net realized and unrealized loss per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002, have not been restated to reflect this change in presentation.

(d) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.

(e) Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Ratios reflect average net assets available to common shares only.

(i)  Annualized.

Selected data for a share outstanding throughout each period is as follows (common shares unless otherwise stated):

                                                                                                YEAR ENDED DECEMBER 31,
                                                                                           ----------------------------------
                                                                                            1996         1995         1994
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                       $     8.55  $     7.96  $     8.67
                                                                                           ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                                            0.56        0.60        0.62
Net realized and unrealized gain (loss) on investments and futures contracts                    (0.19)       0.58       (0.72)
                                                                                           ----------  ----------  ----------
   Total from Investment Operations Applicable to Common Shareholders                            0.37        1.18       (0.10)
                                                                                           ----------  ----------  ----------
LESS DISTRIBUTIONS DECLARED TO COMMON SHAREHOLDERS:
From net investment income                                                                      (0.58)      (0.59)      (0.61)
                                                                                           ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                                             $     8.34  $     8.55  $     7.96
                                                                                           ----------  ----------  ----------
Market price per share-- common shares                                                     $     8.25  $     7.38  $     6.88
                                                                                           ----------  ----------  ----------
Total return-- based on market value-- common shares (a)                                        20.09%      15.65%      (9.83)%
                                                                                           ----------  ----------  ----------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (b)                                                                                     1.00%       1.06%       1.03%
Net investment income (b)                                                                        6.74%       7.15%       7.44%
Portfolio turnover rate                                                                            15%         23%         20%
Net assets, end of period (000's) - common shares                                          $  257,768  $  264,467  $  245,967

(a)Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.

(b)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


ASSET COVERAGE REQUIREMENTS
                                                                         INVOLUNTARY
                                                  ASSET                  LIQUIDATING                 AVERAGE
                   TOTAL AMOUNT                 COVERAGE                 PREFERENCE               MARKET VALUE
                    OUTSTANDING                PER SHARE*                 PER SHARE                 PER SHARE
-----------------------------------------------------------------------------------------------------------------
11/30/04          $120,000,000                  $66,479                   $25,008                    $25,000
11/30/03           120,000,000                   67,605                    25,003                     25,000
11/30/02           120,000,000                   67,243                    25,002                     25,000
11/30/01           120,000,000                   69,864                    25,004                     25,000
11/30/00           120,000,000                   69,786                    25,009                     25,000
11/30/99 **        120,000,000                   73,466                    25,021                     25,000

* Calculated by subtracting the Trust's total liabilities from the Trust's total assets and dividing the amount by the number of APS outstanding.
** On August 26, 1999, the Trust began offering Auction Preferred Shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE TRUSTEES AND THE SHAREHOLDERS OF COLONIAL HIGH INCOME MUNICIPAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial High Income Municipal Trust (the "Trust") at November 30, 2004, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
January 19, 2005

UNAUDITED INFORMATION


FEDERAL INCOME TAX INFORMATION

99.83% of distributions from net investment income will be treated as exempt income for federal income tax purposes.
--------------------------------------------------------------------------------

As of December 31, 2004, 19.64% of distributions from net investment income is subject to the alternative minimum tax.

DIVIDEND REINVESTMENT PLAN


COLONIAL HIGH INCOME MUNICIPAL TRUST

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by EquiServe Trust Company, N.A. (the "Plan Agent"), as agent under the Trust's Dividend Reinvestment Plan (the "Plan"). Pursuant to the Plan, the provisions of which are described below, shareholders not making such an election will receive all such amounts in cash paid by check mailed directly to the shareholder by the Plan Agent, as the dividend paying agent.

If the Trustees of the Trust declare a dividend or determine to make a capital gain distribution payable either in shares of the Trust or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of the Trust. If the market price of the shares on the payment date for the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares of the Trust at the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of Trust shares at such time, or if the Trust declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for Plan participants, buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Trust's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Trust. In circumstances in which the net asset value of Trust shares is more than 5% below their market price, participants in the Plan will be issued shares through the Plan at a price exceeding net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to the participant's account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. A shareholder's notice of election to participate in or withdraw from the Plan must be received by the Plan Agent before the record date for a dividend in order to be given effect with respect to that dividend.

In the case of shareholders such as banks, brokers or nominees holding shares for others who are the beneficial owners of those shares, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder of record as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to Plan participants for reinvesting dividends or distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. There will be no brokerage charges with respect to shares issued directly by the Trust as a result of dividends or distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax that may be payable on such dividends or distributions.

The Plan may be amended or terminated on 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed to EquiServe Trust Company, N.A. by mail at P.O. Box 43010, Providence, RI 02940-3010, or by phone at 1-800-730-6001.

TRUSTEES AND OFFICERS





The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Trust in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Trust in the Columbia Funds Complex.


   NAME, ADDRESS AND AGE,
    POSITION WITH FUNDS,
   YEAR FIRST ELECTED OR                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA FUNDS
   APPOINTED TO OFFICE(1)                         COMPLEX OVERSEEN BY  TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 49)      Executive Vice President-Strategy of United Airlines (airline) since December 2002 (formerly
P.O. Box 66100                  President of UAL Loyalty Services (airline) from September 2001 to December 2002; Executive Vice
Chicago, IL 60666               President and Chief Financial Officer of United Airlines from March 1999 to September 2001; Senior
Trustee (since 1996)            Vice President-Finance from March 1993 to July 1999). Oversees 118, None

JANET LANGFORD KELLY (age 47)   Adjunct Professor of Law, Northwestern University, since September 2004; Private Investor since
9534 W. Gull Lake Drive         March 2004 (formerly Chief Administrative Officer and Senior Vice President, Kmart Holding
Richland, MI 49083-8530         Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President-Corporate
Trustee (since 1996)            Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003; Senior Vice President, Secretary and General Counsel, Sara Lee
                                Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to September
                                1999). Oversees 118, None

RICHARD W. LOWRY (age 68)       Private Investor since August 1987 (formerly Chairman and Chief Executive Officer, U. S. Plywood
10701 Charleston Drive          Corporation (building products manufacturer)). Oversees 120(3), None
Vero Beach, FL 32963
Trustee (since 1995)

CHARLES R. NELSON (age 62)      Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis
Department of Economics         Professor of Political Economy, University of Washington, since September 1993 (formerly Director,
University of Washington        Institute for Economic Research, University of Washington from September 2001 to June 2003) Adjunct
Seattle, WA 98195               Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal
Trustee (since 1981)            of Money Credit and Banking, since September 1993; consultant on econometric and statistical matters. Oversees 118, None

JOHN J. NEUHAUSER (age 61)      Academic Vice President and Dean of Faculties since August 1999, Boston College (formerly Dean,
84 College Road                 Boston College School of Management from September 1977 to September 1999). Oversees 121(3), (4),
Chestnut Hill, MA 02467-3838    Saucony, Inc. (athletic footwear)
Trustee (since 1985)

PATRICK J. SIMPSON (age 60)     Partner, Perkins Coie LLP (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)


   NAME, ADDRESS AND AGE,
    POSITION WITH FUNDS,
   YEAR FIRST ELECTED OR                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA FUNDS
   APPOINTED TO OFFICE(1)                         COMPLEX OVERSEEN BY  TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES (continued)

THOMAS E. STITZEL (age 68)      Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999, College of
2208 Tawny Woods Place          Business, Boise State University); Chartered Financial Analyst. Oversees 118, None.
Boise, ID 83706
Trustee (since 1998)

THOMAS C. THEOBALD (age 67)     Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004
303 W. Madison                  (formerly Managing Director, William Blair Capital Partners (private equity investing) from
Suite 2500                      September 1994 to September 2004). Oversees 118, Anixter International (network support equipment
Chicago, IL 60606               distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate
Trustee and Chairman            management services) and Ambac Financial Group (financial guaranty insurance)
of the Board(5)
(since 1996)

ANNE-LEE VERVILLE (age 59)      Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer
359 Stickney Hill Road          and technology) from 1994 to 1997). Oversees 119(4), Chairman of the Board of Directors, Enesco
Hopkinton, NH 03229             Group, Inc. (designer, importer and distributor of giftware and collectibles)
Trustee (since 1998)

RICHARD L. WOOLWORTH (age 63)   Retired since December 2003 (formerly Chairman and Chief Executive Officer, The Regence Group
100 S.W. Market Street #1500    (regional health insurer); Chairman and Chief Executive Officer, BlueCross BlueShield of Oregon;
Portland, OR 97207              Certified Public Accountant, Arthur Young & Company). Oversees 118, Northwest Natural Gas Co.
Trustee (since 1991)            (natural gas service provider)


INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (age 64)    Partner, Park Avenue Equity Partners (private equity) since February 1999 (formerly Partner,
399 Park Avenue                 Development Capital LLC from November 1996 to February 1999). Oversees 120(3), Lee Enterprises
Suite 3204                      (print media), WR Hambrecht + Co. (financial service provider); First Health (healthcare); Reader's
New York, NY 10022              Digest (publishing); OPENFIELD Solutions (retail industry technology provider)
Trustee (since 1994)

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.


   NAME, ADDRESS AND AGE,
POSITION WITH COLUMBIA FUNDS,
   YEAR FIRST ELECTED OR
     APPOINTED TO OFFICE                                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
OFFICERS

CHRISTOPHER L. WILSON (age 47)  Head of Mutual Funds for the Advisor since August 2004; President of the Columbia Funds since
One Financial Center            October 2004 (formerly President and Chief Executive Officer, CDC IXIS Asset Management Services,
Boston, MA 02111                Inc. from September 1998 to August 2004).
President (since 2004)

J. KEVIN CONNAUGHTON (age 40)   Treasurer of the Columbia Funds and of the Liberty All-Star Funds since December 2000; Vice
One Financial Center            President of the Advisor since April 2003 (formerly President of the Columbia Funds from February
Boston, MA 02111                2004 to October 2004; Chief Accounting Officer and Controller of the Liberty Funds and of the
Treasurer (since 2000)          Liberty All-Star Funds from February 1998 to October 2000); Treasurer of the Galaxy Funds since
                                September 2002; (formerly Treasurer from December 2002 to December 2004 and President from February
                                2004 to December 2004 of the Columbia Management Multi-Strategy Hedge Fund, LLC; Vice President of
                                Colonial Management Associates, Inc. from February 1998 to October 2000).

MARY JOAN HOENE (age 54)        Senior Vice President and Chief Compliance Officer of the Columbia Funds and of the Liberty All-Star
40 West 57th Street             Funds since August 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from January 2001 to August
New York, NY 10019              2004; Counsel, Carter, Ledyard & Milburn LLP from November 1999 to December 2000; Vice President and
Chief Compliance Officer        Counsel, Equitable Life Assurance Society of the United States Senior Vice President and from April
(since 2004)                    1998 to November 1999).

MICHAEL G. CLARKE (age 34)      Chief Accounting Officer of the Columbia Funds and of the Liberty All-Star Funds since October 2004
One Financial Center            (formerly Controller of the Columbia Funds and of the Liberty All-Star Funds from May 2004 to
Boston, MA 02111                October 2004; Assistant Treasurer from June, 2002 to May 2004; Vice President, Product Strategy &
Chief Accounting Officer        Development of the Liberty Funds Group from February 2001 to June 2002; Assistant Treasurer of the
(since 2004)                    Liberty Funds and of the Liberty All-Star Funds from August 1999 to February 2001; Audit Manager,
                                Deloitte & Touche LLP from May 1997 to August 1999).

JEFFREY R. COLEMAN (age 35)     Controller of the Columbia Funds and of the Liberty All-Star Funds since October 2004 (formerly Vice
One Financial Center            President of CDC IXIS Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest Funds
Boston, MA 02111                and Loomis Sayles Funds from February 2003 to September 2004; Assistant Vice President of CDC IXIS
Controller (since 2004)         Asset Management Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from August 2000 to
                                February 2003; Tax Manager of PFPC Inc. from November 1996 to August 2000).

R. SCOTT HENDERSON (age 45)     Secretary of the Columbia Funds since December 2004 (formerly Of Counsel, Bingham McCutchen from
One Financial Center            April 2001 to September 2004; Executive Director and General Counsel, Massachusetts Pension Reserves
Boston, MA 02111                Investment Management Board from September 1997 to March 2001).
Secretary (since 2004)

                       This page intentionally left blank.

TRANSFER AGENT


IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial High Income Municipal Trust is:

EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, RI  02940-3010

The trust mails one shareholder report to each shareholder address. Shareholders can order additional reports by calling 800-730-6001. In addition, representatives at that number can provide shareholders information about the trust.

Financial advisors who want additional information about the trust may speak to a representative at 800-426-3750.

A description of the trust's proxy voting policies and procedures is available
(i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-730-6001. Information regarding how the trust voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the trust voted proxies relating to portfolio securities is also available at www.columbiamanagement.com.

The trust files file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SECPublic Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for shareholders of Colonial High Income Municipal Trust.

COLONIAL HIGHINCOME MUNICIPAL TRUST                ANNUAL REPORT



                                                120-02/740T-1104 (01/05) 05/3931

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this Item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2004 and November 30, 2003 are approximately as follows:

                                            2004              2003
                                            $26,670           $28,460

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2004 and November 30, 2003 are approximately as follows:

                                            2004                       2003
                                            $7,100                     $7,400


Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2004 and 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2004 and November 30, 2003 are approximately as follows:

                                            2004                       2003
                                            $3,110                     $3,071

Tax Fees in both fiscal years 2004 and 2003 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2004 and November 30, 2003 are as follows:

                                            2004                       2003
                                            $0                         $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit
Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     o A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

     o The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

     o The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

     o If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV.      REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     o    A general description of the services, and

     o    Actual billed and projected fees, and

     o The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V.   AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended November 30, 2004 and November 30, 2003 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended November 30, 2004 and November 30, 2003 are disclosed in (b) through (d) of this Item.

During the fiscal years ended November 30, 2004 and November 30, 2003, there were no Audit-Related Fees, Tax Fees or All Other Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended November 30, 2004 and November 30, 2003 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). Douglas A. Hacker, Thomas E. Stitzel, Anne-Lee Verville and Richard L. Woolworth are each independent trustees and collectively constitute the entire Audit Committee.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund has delegated to Columbia Management Advisors, Inc. (the "Advisor") the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal policies and regulatory agency policies and to develop additional voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                               Registrant Purchases of Equity Securities*

                                           (a)                   (b)                        (c)                        (d)
                                                                                      Total Number of           Maximum Number of
                                                                                    Shares Purchased as        Shares that May Yet
              Period                  Total Number          Average Price           Part of Publically         Be Purchased Under
                                        of Shares           Paid Per Share            Announced Plans         the Plans or Programs
------------------------------------------------------------------------------------------------------------------------------------
06/01/04 through 06/30/04                 9,532                   $6.13                     9,532                      N/A

07/01/04 through 07/31/04                 9,270                   $6.33                     9,270                      N/A

08/01/04 through 08/31/04                 9,349                   $6.35                     9,349                      N/A

09/01/04 through 09/30/04                     0                   $0.00                         0                      N/A

10/01/04 through 10/31/04                     0                   $0.00                         0                      N/A

11/01/04 through 11/30/04                 8,519                   $6.49                     8,519                      N/A
------------------------------------------------------------------------------------------------------------------------------------

Total                                    36,670                   $6.32                    36,670                      N/A
------------------------------------------------------------------------------------------------------------------------------------

* Includes shares purchased by the Dividend Reinvestment Agent pursuant to the Registrant's Dividend Reinvestment Plan.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Colonial High Income Municipal Trust
            --------------------------------------------------------------------


By (Signature and Title)            /S/ Christopher L. Wilson
                        --------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                January 26, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)            /S/ Christopher L. Wilson
                        --------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                January 26, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)            /S/ J. Kevin Connaughton
                        --------------------------------------------------------
                                    J. Kevin Connaughton, Treasurer


Date                                January 26, 2005
    ----------------------------------------------------------------------------